BLACKROCK BOND FUND, INC.

BlackRock Total Return Fund

(the “Fund”)

Supplement dated November 7, 2023 to the Summary Prospectuses, Prospectuses and Statement of Additional Information of the Fund, each dated January 28, 2023, as supplemented to date

The Board of Directors of BlackRock Bond Fund, Inc. (the “Corporation”) has approved a proposal pursuant to which the Fund will cease to invest in Master Total Return Portfolio (the “Master Portfolio”), a series of Master Bond LLC, as part of a “master/feeder” structure and will instead operate as a stand-alone fund effective on or about March 11, 2024. The investment objective, process, strategies and risks of the Fund are substantially similar to those of the Master Portfolio.

In connection with the above change, the aggregate management fees borne by the Fund will not increase and the net annual fund operating expenses for each share class of the Fund are expected to remain the same as those currently set forth in the Fund’s Prospectuses.

Shareholders should retain this Supplement for future reference.

PR2SAI-TR-1123SUP